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                                                             EXHIBIT 10.18

                   SECOND MODIFICATION TO CONSULTING AGREEMENT


     Agreement by and between Cardinal Resources, Inc. ("Cardinal") and Cornerstone Natural Gas, Inc. ("Company") effective as of November 1, 1995;

     WHEREAS, Company entered into that certain Consulting Agreement by and between Company and James W. Bryant as ("Consultant") dated June 4, 1993 ("Consulting Agreement");

     WHEREAS, effective August 1, 1994, Consultant assigned the Consulting Agreement to Cardinal Resources, Inc., in that Assignment of Consulting Agreement;

     WHEREAS, the Agreement was modified and amended in the Modification to Consulting Agreement dated February 15, 1995, a copy of which is attached as Exhibit "A";

     WHEREAS, Consultant and Company desire to amend the Agreement, as amended, to reflect the term of the Additional Consultant (as defined in the Modification to Consulting Agreement) and the extension of the Agreement;

                           W I T N E S S E T H :

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements, and notwithstanding anything to the contrary in the Agreement, and intending to be legally bound, the Company and Cardinal agree to modify the Agreement, as amended, as follows:

     1. EXTENSION OF AGREEMENT. The Consulting Agreement, as amended, will be extended for one additional year and will terminate on November 1, 1997.

     2. ADDITIONAL CONSULTANT. The term of the Additional Consultant, as set out in the Modification to Consulting Agreement, shall be amended to run concurrently with the term of the Consulting Agreement, as amended, and any extension thereof, currently expiring on November 1, 1997. The additional $50,000 compensation for the Additional Consultant will remain unchanged during the term of the Consulting Agreement.

     3. All other terms and conditions of the Agreement, as amended, shall not be changed, modified, or enlarged except as specified in this Second Modification to Consulting Agreement.

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                                            "Consultant"
                                       CARDINAL RESOURCES, INC.



                                       By:       /s/ JAMES W. BRYANT
                                          -----------------------------------

                                            "Company"
                                       CORNERSTONE NATURAL GAS, INC.



                                       By:       /s/ RAY C. DAVIS
                                          -----------------------------------
                                                Ray C. Davis, CEO


                                       JAMES W. BRYANT, CONSULTANT AND
                                       GUARANTOR



                                       By:     /s/ JAMES W. BRYANT
                                          -----------------------------------